UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2013

Evermore
Global
Value
Fund

Evermore Global Value Fund

Elements of Our Active Value Investment Approach

At Evermore Global Advisors, we employ an active value approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•●
Catalyst-Driven Investing.  We do more than pick cheap stocks and hope for their prices to rise.  We invest in companies where a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .
•●
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•●
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•●
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•●
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•●
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .
•●	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.
•●
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•●
Investing in Special Situations including Merger Arbitrage and Distressed Companies.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•●	Exploiting Short Selling Opportunities. We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk.
•●	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolios.

Evermore Global Value Fund

A Letter from the Portfolio Manager

Dear Shareholder:

David Marcus
Portfolio Manager

For the semi-annual period ending June 30, 2013, Class I shares of the Evermore Global Value Fund (the “Fund”) were up 10.12%.  The MSCI All-Country World Index was up 6.05% over the same period.

With our focus on catalyst-driven special situations investments, the investment performance we generate is unlikely to be correlated to broader stock market returns.

While I am pleased that our long-term investors’ patience has begun to be rewarded these last 6 months, I am most excited about the continued opportunity we see before us and am extremely confident in the long-term return potential of our portfolio.

Although European markets once again experienced turmoil in the first quarter that was largely fueled by events such as the debacle in Cyprus and a rise in unemployment and political scandals in Spain and Italy, the second quarter brought some calm to the region.  A visit to Europe in May cemented in my mind what I have been hinting at for some time – the European recession has not only begun to wane, but we are finally seeing signs of real, albeit gradual, economic recovery in what has been a very difficult investment environment for more than 3 years.  The undercurrents of this European macroeconomic turnaround include:

•●
Productive Government and Central Bank actions, including the backstopping of sovereign debt obligations, a reduction in interest rates, easing of currency pressures and earnest talk about growth initiatives

•●	A reduction in austerity measures with a new focus on growth measures
•●	An increase in corporate profits as growth in demand from developed markets like the U.S., U.K., Japan and Nordic region more than offsets weakening in exports to China and other emerging markets
•●	A decline in unemployment rates
Although our European special situations investments are not necessarily driven by the macro, they too are seeing pockets of an incremental pickup in their own businesses. We have owned these businesses as they have undergone cost cutting measures, restructurings, management changes, and other forms of corporate activity.  Now, having shrunk their cost basis, any incremental sales growth can have an explosive impact on their earnings.

Of course, there always are stops and starts along the way to recovery, and more could still yet arise.  For instance, Greece could still come back to haunt the EU and labor strikes that occurred in France last year could spread across the continent.  These are known unknowns that could adversely affect the market, but they are not strong enough to change our view that the momentum has shifted.

We also started increasing the Fund’s exposure to special situations investments in the Asian region.  Since the inception of the Fund, we have generally avoided investments in Japanese companies based on our belief that this market is rife with “value traps,” as Japanese companies have lacked the necessary catalysts for value creation.  However, under the direction of Prime Minister Shinzo Abe, I believe we are in the early stages of dramatic changes that should begin to benefit investors in Japanese special situations.  We are starting to hear companies for the first time speak of meaningful restructuring plans.  If this talk is followed by real transformative actions, we believe investors can reap substantial rewards by owning the right companies.  As such, we initiated two new Japanese positions in the second quarter – Sony Corp. and Universal Entertainment Corp.  In addition, we initiated positions in Singapore’s K1 Ventures and Genting Hong Kong Limited.  Below please find investment summaries on Sony Corp. and Universal Entertainment Group.

Sony Corp.

Sony Corp. is the large Japanese conglomerate that I thought I’d never have a reason to own.  In addition to making televisions and other electronics, the company owns a host of media businesses including TV show production, music and entertainment assets.  Sony is similar to another recent investment of ours, Vivendi, in that the company has been, in our analysis, a disappointment as a steady erosion of shareholder value has followed real losses and weak management’s attempts to run the business.  And so, the once premier electronics equipment manufacturer has in our view become a value investment as a too-large behemoth in need of a clean-up.

Like Vivendi, Sony is undergoing strategic changes at the hands of new management.  The new CEO, Kazuo Hirai, has an aggressive style that we like and agree with.  He has announced that he is reviewing a restructuring of the company and taking a fresh perspective from the top down.  Mr. Hirai’s belief is that this was once a great company and a source of innovation that can be saved, and, he is using western capitalist influences in an effort to boost shareholder returns.

After years of poor price performance, we believe that the stock is cheap and undervalued to a level that is interesting to us.  Sony is trading at a 35% discount to our estimated NAV based on a 6x EBITDA (earnings before interest, taxes, depreciation and amortization) multiple (vs. a 9x peer average) for the entertainment assets.  The company also has a strong balance sheet with 18% of its current market cap in net cash and has JPY 1.2 trillion of deferred tax assets.  While our time horizon for this investment is between 2 to 4 years, a large U.S. based activist has been trying to push the company to spin-off its entertainment unit.  The company said they would review his proposal and hired Citigroup and Morgan Stanley to assist in its review of strategic alternatives for its entertainment business.  The company recently announced that it would not proceed with a spinoff of its entertainment assets at this time.

Universal Entertainment Group

Universal Entertainment Group is the developer and manufacturer of pachinko gaming machines for Japanese gaming parlors.  The company also holds a casino license in the Philippines.  Founder, Kazuo Okada, is a self-made billionaire who helped U.S. casino magnate, Steve Wynn, launch Wynn Resorts Ltd in 2000, and later expand to Macau.

Last year, shares of Mr. Okada’s Universal fell after he was removed from the board at Wynn Resorts Ltd and Universal’s 20% stake in Wynn Resorts was forcibly redeemed against a $1.9 billion promissory note.  Questions were also raised about improper payments made to officials in the Philippines.  While initial findings showed that no payments were made, we expect ongoing accusations and litigation for some time, and so we believe the value of his company has not recovered.

In buying Universal, we believe we are getting the highly cash generative core business at a substantial value, as the net cash on the balance sheet and promissory note from its Wynn stake combined account for more than the current market cap.  In addition, Mr. Okada is a strong manager with a solid track record and there is an opportunity to realize significant value if Mr. Okada is successful in restructuring the company’s holdings.

A Review of Our Investment Approach and Process

Our investment approach and process have remained steadfast since we began investment operations in 2010 and are ground in the following principles:

•●
Take advantage of the opportunities that often come in times of crisis and panic.  We believe that buying out of favor investments is a way to potentially deliver outsized investment returns over a long-term time horizon.

•●
When buying special situations, it is vital to focus on the intrinsic value of what a company is really worth, and buy only when there is sufficient margin of safety between our own estimates and how the market presently values the business.  By demanding this discount from every investment, we attempt to have a very real cushion aimed at providing protection from the unforeseen and any stock price tailspins that may come from such events.

•●
Demand catalysts for value creation.  In our view it is not good enough to buy a cheap asset at a discounted price.  There must be one or more identifiable catalysts that will lead to an unlocking of shareholder value, typically via operational or financial restructuring.

•●
Choose to buy only the best ideas from those that are intriguing, and when selected, make them large enough positions so that they do make an impact to portfolio performance when value is realized by the market.  We do not believe that a concentrated portfolio increases risk; rather, it demonstrates conviction, as well as our belief that great investment opportunities are exceedingly rare, even more so in today’s information age.  As such, we allocate our precious resources to our best ideas.

So in short, we seek stocks that have built in a margin of safety, specific value accretive events on the horizon, and those that are not dependent on a region or country returning to more typical growth rates.

Portfolio Highlights

As of June 30, 2013, the Fund was 91.9% invested in equities, 7.6% invested in cash, with the remainder in options, warrants and hedges.  Approximately 65.9% of the total portfolio was invested in micro-, small- and mid-cap companies, as we continue to find interesting special situation investments in smaller capitalization companies. Throughout the first six months of the year, we increased the Fund’s concentration in European special situation investments to 50.5% of Fund net assets, while our U.S./Canada and Asian concentrations were 30.6% and 10.6%, respectively.

Catalysts were at work across many of our portfolio holdings over the first six months of 2013.  For example, Genworth Financial Inc., the Fund’s best performing investment over the period, took a major step in January to reassure investors that its mortgage insurance business would not be the albatross that brings the company down.  The new CEO, Tom McInerney, devised a structure that would carve out the company’s U.S. and European mortgage insurers in a separate entity that is non-recourse to the parent.  Even with its significant rise in the first six months, we believe that Genworth continues to be one of our most undervalued holdings, trading at a 55% discount to our estimate of its intrinsic value as of June 30th.

In addition, three of portfolio holdings received takeover bids in the second quarter.  After Lonrho Plc announced a Q4 2012 earnings miss in the first quarter that sent its stock tumbling, it received a takeover bid in the second quarter at a 90% premium over the prior day’s closing price.  Two other of the Fund’s portfolio positions – Sevan Drilling AS and Guoco Group Ltd. – received bids in the second quarter (in the case of Guoco, a revised bid).  I expect M& A activity to steadily increase, especially in markets like Europe where individuals and companies can buy growth at attractive valuations, and, we are optimistic that our portfolio should benefit from this trend.

Below is a review of our top 5 holdings as of June 30, 2013.

Sky Deutschland AG.  Sky Deutschland AG is one of the largest Pay TV businesses in Germany with approximately 3.4 million subscribers.  The company is controlled by Rupert Murdoch’s 21st Century Fox (formerly known as News Corp.), which owns 54.5% of the company’s shares.  A restructuring of management and operations has been underway for the past several years as the company made a number of management and other changes predating the arrival of News Corp.  The company finally returned to profitability late last year and has reported strong subscriber and earnings growth this year, which has translated into Sky Deutschland being one of the largest contributors to Fund performance in the first six months.  We believe that 21st Century Fox will eventually launch a takeover bid for the remaining stock it does not own, but also believe that absent such an event there still is substantial upside potential in the stock.

American International Group.  AIG is a leading global multi-line insurance company with, in our view, a well-managed, growing global franchise.  It operates two primary businesses today – AIG Property Casualty and AIG Life and Retirement.  In addition, AIG has significant other assets and stakes in other businesses, including ILFC, a leading global aircraft lessor, and Maiden Lane III, a collection of mortgage-linked CDOs, which they have been selling off over the past year.  All of these other assets are for sale and we believe they could generate between $15 – $18 billion in proceeds.  This value is approximately one-third of the current market cap of the whole of AIG today.  As of 6/30/13, AIG traded at a large discount to its tangible book value of $67.00/share.  We believe that we will see book value grow and that AIG will trade closer to or even above book value over time, putting it more in line with its peers. P&C insurance prices are generally rising in the U.S., which bodes well for the underlying business.  AIG also was one of the biggest contributors to the Fund’s performance in the first six months of 2013.

Bolloré SA.  Bolloré was another strong performer in the first six months of the year.  We have owned this position from the early days of the Fund’s existence and its stock price and intrinsic value has continued to grow over that time.  We believe the company continues to trade at a meaningful discount to intrinsic value of over €450 based on our sum-of-the=parts analysis.  As of June 30, 2013, Bolloré was a €8.7 billion market cap French conglomerate, which was founded in 1822 and holds a vast array of assets.  These include freight forwarding, railway transportation, international logistics services, leasing ports in Africa, operating container terminals, forwarding goods by rail and roads, manufacturing polypropylene plastic films for capacitors and shrink-wrap films, and making batteries for electric cars. It also owns a large equity portfolio including 36.9% of Havas, the French advertising company, and a 5% stake in Vivendi (another one of our holdings discussed below).  The company is run by Vincent Bolloré, who we believe is a tremendous “value creator,” and is continuously streamlining existing operations and seeking new undervalued situations.

Vivendi SA.  Vivendi is a French conglomerate that operates businesses in telecom, video games, music, and television.  In our view, over the past decade the company became the classic “value trap” as it was poorly managed and bought too many unrelated businesses, many of which they were forced to divest  at disadvantageous prices.  Our interest in the company changed last year when Vincent Bollore, the CEO of Bollore SA secured a 5% stake in Vivendi and became a member of its Supervisory Board.  As of June 30th, Vivendi had a vast array of large, valuable businesses, including SFR, France’s largest telecom operator, and a 61.5% stake in Activision Blizzard, a publicly traded video game company.  In July, the company announced the sale of its stake in Activision for $8.2 billion.  Vivendi also controls two other telecom businesses, Universal Music Group, and Canal+, which is France’s largest pay television system.  We believe that shareholders will continue to see significant asset sales, reduction of debt and a massive operational restructuring that Vincent Bolloré will help expedite and that should create significant shareholder value.

Sevan Drilling AS.  Sevan Drilling is a Norwegian deep water drilling company whose rigs are currently deployed in Brazil.  Sevan’s rigs have traded at a meaningful discount to peers and their own replacement cost mainly because of its financing structure, which was recently remedied.  In November 2011, Seadrill AS – a much larger Norwegian rig operator controlled by John Fredricksen – acquired a 28% stake in Sevan.  At the end of June 2013, Seadrill launched a bid for the shares it did not own of 3.95NOK but only after it helped the company refinance its debt obligations to much more favorable terms.  We believe that with the new financing deal in place and as their third and fourth rigs win contracts, we will see the stock will likely trade closer to valuations of its peers.

Closing Thoughts

I am happy to report a strong first half of 2013 to shareholders.  As I mentioned above, our confidence in our portfolio holdings remains high and we continue to be excited about the undervalued opportunities we are finding in Europe and other regions.  Many of our European portfolio companies have taken advantage of the crisis over the past few years to implement cost-cutting measures that should allow them to enjoy strong bottom line growth with even modest increases to revenues.  We are already beginning to see this happening.  And, in various parts of Asia we are seeing catalysts for change starting to take hold.  Finally, we believe that growing M&A activity will also be a major driver for value creation, as companies in low-growth environments will look to buy growth.  We are optimistic that these events should directly benefit the Fund and its shareholders.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

The Evermore Global Value Fund enjoyed its best six months of investment performance since inception of the Fund, as catalysts for value creation took hold across many of our portfolio holdings.  The Fund increased its exposure to European special situations investments during the period to slightly over 50% of net assets.  The first quarter of 2013 was reminiscent of the first quarters of the past three years with headlines of crisis events in Europe, including the Cyprus debacle, and political drama and higher unemployment in Spain and Italy.  However, for the first time in three years, the markets did not overreact to these headlines.  The second quarter brought calm to the European markets as signs of economic recovery, albeit gradual, could be seen across the continent.  The Fund also had a number of portfolio holdings in Asia and Europe that received takeover bids, which pushed their respective stock prices higher.  While the Fund held 19 securities during the six month period that detracted from the Fund’s investment performance, it held 39 securities that contributed to Fund performance of which several represented significant contributions.

For the six months ended June 30, 2013, Class I shares of the Evermore Global Value Fund were up 10.12%.  The MSCI All-Country World Index was up 6.05% over the same period.  The biggest detractors to performance in the first six months of 2013 were our holdings in Universal Entertainment Corp. (Japan), ATP Oil & Gas bonds (U.S.), Vivendi SA (France), Frontline bonds (Norway), and Retail Holdings NV (Hong Kong).  The biggest contributors to performance for the first six months of the year were:  Genworth Financial Inc. (U.S.), Sky Deutschland AG (Germany), American International Group Inc. (U.S.), Ei Towers S.p.A. (Italy), and Pulse Seismic Inc. (Canada).

As of June 30, 2013, our largest ten positions were Sky Deutschland AG (6.0%), American International Group Inc. (5.6%), Bollore SA (5.0%), Vivendi SA (4.5%), Sevan Drilling AS (4.5%), Genworth Financial Inc. (4.2%), Ei Towers S.p.A. (3.8%), Sistema JSFC (3.7%), Pulse Seismic Inc. (3.4%), and Gramercy Property Trust Inc. (3.4%).  These top 10 positions represented approximately 44.2% of the Fund’s net assets as of June 30, 2013.  The Fund’s cash position stood at 7.6%.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in smaller companies involves additional risks such as limited liquidity and greater volatility. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually grater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Additional special risks relevant to our Fund involves derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedule of Investment for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

EV/EBITDA (Enterprise Value/EBITDA) is a valuation multiple used in finance and investment to measure the value of a company. This important multiple is often used in conjunction with, or as an alternative to, the P/E ratio (Price/Earnings ratio) to determine the fair market value of a company.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC.

Evermore Global Value Fund

SECTOR ALLOCATION^ as a Percentage of Net Assets at June 30, 2013 (Unaudited)

^	Includes long common stocks and options.
*	Cash equivalents and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2013 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/13 – 06/30/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2013 (Unaudited), Continued

that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/13	6/30/13	1/1/13 – 6/30/13*
Class A Actual^	$1,000	$1,099	$8.33
Class A Hypothetical (5% annual
return before expenses)+	$1,000	$1,017	$8.00

Class I Actual^	$1,000	$1,101	$7.03
Class I Hypothetical (5% annual
return before expenses)+	$1,000	$1,018	$6.76

^	Excluding interest expense and dividend expense on securities sold short, your actual cost of investments in the Fund would be $8.38 for Class A shares and $7.09 for Class I shares.
+	Excluding interest expense and dividend expense on securities sold short, your hypothetical cost of investment in a fund would be $8.05 for Class A shares and $6.80 for Class I shares.
*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense and dividend expense on securities sold short, of 1.61% for Class A shares and 1.36% for Class I shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).  If interest expense was excluded, the annualized ratio would have been 1.60% for Class A shares and 1.35% for Class I shares. Expense ratios reflect fee waivers currently in effect.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited)

Shares		Value

COMMON STOCKS – 79.3%

Communications Equipment – 5.7%
58,769	Comverse, Inc.
	(United States)*	$1,748,965
92,344	Ei Towers SpA
	(Italy)*1	3,281,429
		5,030,394
Diversified Financial Services – 5.9%
207,400	ING Groep NV
	(Netherlands)*	1,889,725
81,000	ING U.S., Inc.
	(United States)*	2,191,860
8,136,000	K1 Ventures Ltd.
	(Singapore)	1,097,638
		5,179,223
Energy Equipment & Services – 7.9%
778,864	Pulse Seismic, Inc.
	(Canada)*	3,014,145
6,006,553	Sevan Drilling AS
	(Norway)*	3,965,244
		6,979,389
Hotels, Restaurants & Leisure – 5.1%
3,888,000	Genting Hong Kong
	Ltd. (Singapore)*	1,730,160
331,600	OPAP SA (Greece)	2,775,347
		4,505,507
Household Durables – 5.4%
130,493	Retail Holdings NV
	(Hong Kong)	2,569,407
101,700	SONY Corp.
	(Japan)	2,130,799
		4,700,206
Industrial Conglomerates – 13.9%
26,052	Ackermans & van
	Haaran NV
	(Belgium)	2,185,525
10,521	Bollore SA (France)	4,380,213
81,423	EXOR SpA (Italy)	2,407,949
164,214	Sistema JSFC –
	GDR (Russia)*	3,243,227
		12,216,914
Insurance – 10.8%
110,300	American International
	Group, Inc.
	(United States)*	4,930,410
323,400	Genworth Financial,
	Inc. (United States)*1	3,689,994
323,000	Old Mutual PLC
	(United Kingdom)	887,724
		9,508,128
Leisure Equipment & Products – 2.0%
99,900	Universal
	Entertainment
	Corp. (Japan)	1,763,711

Logistics – 2.4%
655,899	ModusLink Global
	Solutions, Inc.
	(United States)*	2,085,759

Media – 14.6%
557,480	Constantin Medien AG
	(Germany)*	1,036,214
121,703	Highlight
	Communications
	AG (Switzerland)	640,625
2,343,000	Promotora de
	Informaciones SA
	(Spain)*	640,447
1,411,767	Promotora de
	Informaciones SA –
	Class B – ADR
	(Spain)*	1,581,179
716,377	Sky Deutschland AG
	(Germany)*	4,988,697
209,466	Vivendi SA (France)	3,967,056
		12,854,218
Specialty Chemicals – 5.6%
491,613	Alent PLC
	(United Kingdom)	2,452,532
442,321	Vesuvius PLC
	(United Kingdom)	2,473,036
		4,925,568
TOTAL COMMON STOCKS
(Cost $64,332,203)		69,749,017

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Shares		Value

PARTNERSHIPS & TRUSTS – 8.7%

Real Estate Investment Trusts – 8.7%
110,166	General Growth
	Properties, Inc.
	(United States)	$2,188,998
665,472	Gramercy Property
	Trust, Inc.
	(United States)*	2,994,624
222,400	iStar Financial,
	(United States)*1	2,510,896
		7,694,518
TOTAL PARTNERSHIPS
& TRUSTS
(Cost $5,591,213)		7,694,518

RIGHT – 1.2%

Pharmaceuticals – 1.2%
559,900	Sanofi CVR,
	Expiration:
	December, 2020
	(France)*	1,080,607
TOTAL RIGHT
(Cost $1,027,642)		1,080,607

WARRANTS – 2.7%

Consumer Finance – 0.8%
	Capital One
	Financial Corp.,
	Expiration
	November, 2018,
	Exercise Price: 42.13
28,543	(United States)*	691,597

Diversified Financial Services – 1.8%
	Bank of America Corp.,
	Expiration:
	January, 2019,
	Exercise Price: $13.30
165,060	(United States)*	901,227
	JPMorgan
	Chase & Co.,
	Expiration:
	October, 2018,
	Exercise Price: $42.42
42,700	(United States)*	666,120
		1,567,347
Media – 0.1%
	Promotora de
	Informaciones SA –
	Class A, Expiration:
	June, 2014,
	Exercise Price: $2.00
8,059,777	(Spain)*	104,910
TOTAL WARRANTS
(Cost $5,926,575)		2,363,854

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED – 0.4%

Hedge – 0.1%
	iShares Barclays
	20+ Year Treasury
	Bond Fund,
	Expiration:
	December, 2013,
	Strike Price: $124.00,
350	(United States)*	28,875
	SPDR Gold Trust,
	Expiration:
	December, 2013,
	Strike Price: $155.00
400	(United States)*	22,200
		51,075
Insurance – 0.3%
	Genworth
	Financial, Inc.,
	Expiration:
	January, 2014,
	Strike Price: $5.00
200	(United States)*	129,500

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2013 (Unaudited), Continued

Contracts
(100 shares per contract)	Value

Insurance – 0.3%, Continued
Genworth
Financial, Inc.,
Expiration:
January, 2014,
Strike Price: $7.00
310	(United States)*	$142,600
272,100
TOTAL CALL OPTIONS
PURCHASED
(Cost $270,300)	323,175

PUT OPTION PURCHASED – 0.1%

Real Estate
Investment Trust – 0.1%
American Capital
Agency Corp.,
Expiration:
December, 2013,
Strike Price: $19.00
1,000	(United States)*	93,500
TOTAL PUT
OPTION PURCHASED
(Cost $99,708)	93,500

Shares

SHORT-TERM INVESTMENT – 5.4%

Money Market Fund – 5.4%
4,751,055	Invesco Liquid
Assets Portfolio-
Institutional
Class, 0.090%2	4,751,055

TOTAL SHORT-TERM
INVESTMENT
(Cost $4,751,055)	4,751,055

TOTAL INVESTMENTS
IN SECURITIES – 97.8%
(Cost $81,998,696)	86,055,726
Other Assets in Excess
of Liabilities – 2.2%	1,909,186
TOTAL NET
ASSETS – 100.0%	$87,964,912

*	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
CVR	Contingent Value Right
1	All or a portion of this security was segregated as collateral for forward currency contracts and the security sold short.
2	Seven-day yield as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF SECURITIES SOLD SHORT at June 30, 2013 (Unaudited)

Shares		Value

SECURITY SOLD SHORT – 1.4%
Hotels, Restaurants & Leisure – 1.4%
40,604	Norwegian Cruise
	Line Holdings Ltd.
	(United States)*	$1,230,707
TOTAL SECURITY
SOLD SHORT
(Proceeds $1,222,549)		$1,230,707

*	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

		Net of
	Percent of	Short
Country	Net Assets	Sales
United States#	28.4%	29.8%
France	10.7%	—
Germany	6.9%	—
United Kingdom	6.6%	—
Italy	6.5%	—
Norway	4.5%	—
Japan	4.4%	—
Russia	3.7%	—
Canada	3.4%	—
Singapore	3.2%	—
Greece	3.2%	—
Hong Kong	2.9%	—
Spain	2.7%	—
Belgium	2.5%	—
Netherlands	2.1%	—
Switzerland	0.7%	—
Cash &
Equivalents^	7.6%	—
Total	100.0%

^	Includes money market fund and other assets in excess of liabilities.
#	Includes security sold short.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2013 (Unaudited)

ASSETS
Investments in securities, at value^ (Note 2)	$86,055,726
Unrealized gain on forward currency contracts	387,515
Receivables:
Investment securities sold	269,437
Fund shares sold	410,029
Dividends and interest, net	293,131
Foreign currency receivable	71
Due from broker, net	2,012,545
Prepaid expenses	49,683
Total assets	89,478,137

LIABILITIES
Unrealized loss on forward currency contracts	79,666
Due to custodian	14,779
Security sold short, at value (proceeds of $1,222,549)	1,230,707
Payables:
Fund shares redeemed	66,689
Investment advisory fees, net	71,198
Administration fees	3,950
Custody fees	4,289
Distribution fees	6,299
Fund accounting fees	9,656
Transfer agent fees	9,729
Other accrued expenses	16,263
Total liabilities	1,513,225
NET ASSETS	$87,964,912

COMPONENTS OF NET ASSETS
Paid-in capital	$89,677,677
Undistributed net investment income	596,551
Accumulated net realized loss on investments, foreign
currency transactions & forward currency contracts	(6,665,685)
Net unrealized appreciation on investments	4,057,030
Net unrealized depreciation on securities sold short	(8,509)
Net unrealized appreciation on foreign currency
transactions & forward currency contracts	307,848
Net assets	$87,964,912
^ Cost of investments	$81,998,696

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2013 (Unaudited), Continued

Class A:
Net assets	$20,410,604
Shares issued and outstanding (unlimited number
of shares authorized without par value)**	2,163,076
Net asset value, and redemption price per share	$9.44
Maximum offering price per share* (net asset value
per share/front-end sales charge) ($9.44/95.00%)	$9.94

Class I:
Net assets	$67,554,308
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,136,283
Net asset value, offering price, and redemption price per share	$9.47

*	Class A share investments of $1 million or more, which are purchased at Net Asset Value, are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.
**	Effective April 2, 2013 the Evermore Global Value Fund converted the Class C shares into the Class A shares. Class C shares no longer exist.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $159,769 foreign withholding tax)	$828,405
Interest	585,886
Total investment income	1,414,291
EXPENSES (Note 3)
Investment advisory fees	432,117
Transfer agent fees	36,117
Legal fees	34,424
Audit fees	28,941
Administration fees	25,785
Registration fees	23,619
Chief Compliance Officer fees	23,477
Custody fees	22,872
Fund accounting fees	21,976
Distribution fees – Class A	21,193
Trustee fees	11,665
Insurance expense	7,485
Miscellaneous expenses	5,974
Reports to shareholders	5,321
Total expenses	700,966
Less fees waived	(88,822)
Net expenses	612,144
Net investment income	802,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FOREIGN CURRENCY TRANSACTIONS & SECURITIES SOLD SHORT
Net realized loss on investments and options	(1,574,761)
Net realized gain on foreign currency transactions and
forward currency contracts	510,755
Change in net unrealized appreciation on investments	7,860,803
Change in unrealized appreciation on foreign currency
translations and forward currency contracts	561,560
Change in net unrealized depreciation on securities sold short	(8,158)
Net realized and unrealized gain on investments, options,
foreign currency transactions and securities sold short	7,350,199
Net increase in net assets resulting from operations	$8,152,346

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2013#	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$802,147	$2,057,689
Net realized loss on investments and options	(1,574,761)	(4,742,518)
Net realized gain (loss) on currency transactions and
forward currency contracts	510,755	(186,079)
Net realized loss on securities sold short	—	(271,970)
Net realized gain on written options	—	216,756
Change in unrealized appreciation on investments	7,860,803	6,566,652
Change in unrealized appreciation (depreciation) on
foreign currency translations and forward currency contracts	561,560	(658,224)
Change in unrealized appreciation (depreciation)
on securities sold short	(8,158)	123,967
Net increase in net assets resulting from operations	8,152,346	3,106,273

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(424,805)
Class C	—	(4,872)
Class I	—	(1,892,760)
Total distributions from net investment income	—	(2,322,437)
From return of capital:
Class A	—	(62,514)
Class C	—	(718)
Class I	—	(278,505)
Total distributions from return of capital	—	(341,737)
Total distributions to shareholders	—	(2,664,174)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Class A (a)	5,348,842	8,173,447
Net decrease in net assets derived from net change in
outstanding shares – Class C (a)	(229,111)	(12,698)
Net increase (decrease) in net assets derived
from net change in outstanding shares – Class I (a)	(5,665,587)	38,603,985
Total increase (decrease) in net assets
from capital share transactions	(545,856)	46,764,734
Total increase in net assets	7,606,490	47,206,833

NET ASSETS
Beginning of period/year	80,358,422	33,151,589
End of period/year	$87,964,912	$80,358,422
Undistributed net investment income (loss)	$596,551	$(220,769)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2013#		December 31, 2012
Class A	Shares	Value	Shares	Value
Shares sold	716,896	$6,467,064	1,113,004	$9,790,284
Shares issued in reinvestment
of distributions	—	—	55,432	470,063
Shares redeemed (b)	(148,235)	(1,338,939)	(239,764)	(2,086,900)
Transfer in from Class C*	24,606	220,717	—	—
Net increase	593,267	$5,348,842	928,672	$8,173,447

(b)	Net of redemption fees of $1 and $17, respectively.

	Six Months Ended		Year Ended
	June 30, 2013#		December 31, 2012
Class C	Shares	Value	Shares	Value
Shares sold	3,396	$30,000	14,057	$123,950
Shares issued in reinvestment
of distributions	—	—	666	5,590
Shares redeemed	(4,251)	(38,394)	(16,504)	(142,238)
Transfer out to Class A*	(24,912)	(220,717)	—	—
Net decrease	(25,767)	$(229,111)	(1,781)	$(12,698)

	Six Months Ended		Year Ended
	June 30, 2013#		December 31, 2012
Class I	Shares	Value	Shares	Value
Shares sold	1,882,550	$17,128,952	4,182,891	$36,720,848
Shares issued in reinvestment
of distributions	—	—	237,150	2,015,771
Shares issued in
transfer-in-kind	—	—	1,071,251	9,105,631
Shares redeemed (c)	(2,485,808)	(22,794,539)	(1,067,156)	(9,238,265)
Net increase (decrease)	(603,258)	$(5,665,587)	4,424,136	$38,603,985

(c)	Net of redemption fees of $24 and $110, respectively.

*	Effective April 2, 2013 the Evermore Global Value Fund converted the Class C shares into the Class A shares. Class C shares no longer exist.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

CLASS A
Six Months
Ended
June 30,	Year Ended December 31,
2013#	2012	2011	2010	*
Net asset value,
beginning of period/year	$8.59	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	0.07	0.31	0.14	0.02
Net realized and unrealized
gain (loss) on investments	0.78	0.29	(2.25)	0.48
Total from investment operations	0.85	0.60	(2.11)	0.50

LESS DISTRIBUTIONS
From net investment income	—	(0.28)	(0.08)	—
From return of capital	—	(0.04)	—	—
Total distributions	—	(0.32)	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	0.00	1	0.00	1
Net asset value, end of period/year	$9.44	$8.59	$8.31	$10.50
Total return without sales load.	9.90	%^	7.24%	(20.04)%	5.00%
Total return with sales load.	4.42	%^	1.85%	(24.02)%	(0.28)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$20,411	$13,491	$5,331	$33,651
Portfolio turnover rate	40	%^	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2013#	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.81%	2.13%	2.24%	3.60%
After expenses absorbed3,6	1.60%	1.61%	1.70%	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	1.63%	3.59%	0.94%	(1.59)%
After expenses absorbed5,6	1.84%	4.11%	1.48%	0.39%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.81%; and  2.12%,  2.14% and 3.58% for the years ended December 31, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.60%; and was 1.60%, 1.60% and 1.60% for the years ended December 31, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.63%; and was 3.60%, 1.04% and (1.57)% for the years ending December 31, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.84%; and was 4.12%, 1.58% and 0.41% for the years ending December 31, 2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

CLASS I
	Six Months
	Ended
	June 30,		Year Ended December 31,
	2013#		2012		2011	2010*
Net asset value,
beginning of period/year	$8.61		$8.32		$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income**	0.08		0.34		0.17	0.03
Net realized and unrealized
gain (loss) on investments	0.78		0.28		(2.26)	0.49
Total from investment operations	0.86		0.62		(2.09)	0.52

LESS DISTRIBUTIONS
From net investment income	—		(0.29)		(0.11)	—
From return of capital	—		(0.04)		—	—
Total distributions	—		(0.33)		(0.11)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	—	—
Net asset value, end of period/year	$9.47		$8.61		$8.32	$10.52
Total return	10.12	%^	7.55%		(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$67,554		$66,648		$27,595	$32,058
Portfolio turnover rate	40	%^	45%		94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

	Six Months
	Ended
	June 30,	Year Ended December 31,
	2013#	2012	2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.56%	1.88%	2.01%	3.23%
After expenses absorbed3,6	1.35%	1.36%	1.46%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	1.88%	3.84%	1.14%	(1.30)%
After expenses absorbed5,6	2.09%	4.36%	1.69%	0.56%

#	Unaudited.
*	Fund commenced operations on January 1, 2010.
**	Calculated using the average shares outstanding method.
^	Not annualized.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.56%; and was 1.87%,  1.90% and 3.21% for the years ended December 31, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.35%; and was 1.35%, 1.35% and 1.35% for the years ended December 31, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 1.88%; and was 3.85%, 1.25% and (1.28)% for the years ending December 31, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed includes interest expense.  The ratio excluding interest expense for the six months ended June 30, 2013 was 2.09%; and was 4.37%, 1.80% and 0.58% for the years ending December 31, 2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on January 1, 2010.

The Fund offers Class A and Class I shares.  Class A shares are sold with a front-end sales charge.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares are sold with a front-end sales charge of 5.00%. Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FTID prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval the Fund will value the particular security at that price.  If  the FTID provided price does not fall within the confidence interval the particular security will be valued at the closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of June 30, 2013, the Fund did not hold fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. generally accepted accounting principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2013:^

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,749,017	$—	$—	$69,749,017
Partnerships & Trusts	7,694,518	—	—	7,694,518
Right	1,080,607	—	—	1,080,607
Warrants	2,363,854	—	—	2,363,854
Call Options Purchased	—	323,175	—	323,175
Put Option Purchased	—	93,500	—	93,500
Short-Term Investments	4,751,055	—	—	4,751,055
Total Investments
in Securities	$85,639,051	$416,675	$—	$86,055,726
Other Financial
Instruments#
Unrealized appreciation	$—	$387,515	$—	$387,515
Unrealized depreciation	—	(79,666)	—	(79,666)
Total Investments in Other
Financial Instruments	$—	$307,849	$—	$307,849
Security Sold Short	$1,230,707	$—	$—	$1,230,707

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Transfers between levels are determined as of the end of the reporting period.  There were no Level 3 securities held by the Fund during the period ended June 30, 2013.  It is the Fund’s policy to recognize transfers at the value as of the beginning of the period.  Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2013 to June 30, 2013.

Transfers into Level 1	$24,855,122
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$24,855,122

Transfers into Level 2	$—
Transfers out of Level 2	24,855,122
Net transfers in and/or out of Level 2	$24,855,122

Transfers were made into Level 1 from Level 2 as it was determined by the FTID fair value process that no securities needed fair valuation.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Statement of Assets and Liabilities
Fair values of Derivative Instruments as of June 30, 2013:

	Asset Derivatives as		Liability Derivatives as
	of June 30, 2013		of June 30, 2013
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Fair Value	Location	Fair Value
Forward Currency	Unrealized	$387,515	Unrealized	$79,666
Contracts	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts

Call Options Purchased	Investments	323,175	None	—
in securities,
at value

Put Options Purchased	Investments	93,500	None	—
in securities,
at value
Total		$804,190		$79,666

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2013:

Change in
Unrealized
	Location	Realized		Appreciation
	of Gain	Gain	Location	(Depreciation)
	(Loss) on	(Loss) on	of (Loss) on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized gain	$625,174	Change in net	$561,833
Currency	on foreign currency		unrealized
Contracts	transactions &		appreciation on
	forward currency		foreign currency
	contracts		translations &
forward contracts

Call Options	Net realized loss	(281,664)	Change in net	142,724
Purchased	on investments		unrealized
	and options		appreciation on
investments

Put Options	Net realized loss	(389,987)	Same as above	259,123
Purchased	on investments
and options
Total		$(46,477)		$963,681

B.
Offsetting Assets and Liabilities. The Fund is subject to an arrangement with its sole counterparty (Morgan Stanley) which governs the terms of certain transactions with the parties.  The arrangement allows the Fund to close out and net its total exposure in the event of a default with respect to all the transactions governed within the arrangement upon settlement of multiple transactions between the two parties. The following is a summary of offsetting transactions in the Fund as of June 30, 2013:

		Gross	Net
		Amounts	Amounts
	Gross	Offset	Presented
	Amounts	in the	in the	Gross Amounts not
	of	Statement	Statement	offset in the Statement
	Recognized	of	of	of Assets & Liabilities
	Assets &	Assets &	Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Assets:
Forward Contracts	$387,515	$—	$387,515	$79,666	$307,849	$—

Liabilities:
Forward Contracts	$79,666	$—	$79,666	$79,666	$—	$—

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

C.
Option Writing.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

D.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 90.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. As of December 31, 2012, the Fund deferred, on a tax basis, post-October losses of $65,830, which will be recognized in the following year.

At December 31, 2012, the Fund had capital loss carryforwards available for federal income tax purposes of $4,783,542, of which $2,401,346 are short-term unlimited losses and $2,382,196 are long-term unlimited losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2011), or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

F.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average notional value of forward currency contracts outstanding during the six months ended June 30, 2013 was $43,899,819.  The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year.  The notional amount is calculated based on the currency being sold converted to USD at each of the time periods noted above.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s investment Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See Note 6 for further information on forward currency contracts.

G.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of he short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

H.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

I.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

J.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

K.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.00%.  Purchases greater than $1 million into the Fund are offered at net asset value and subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

L.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

M.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

N.
Recent Accounting Pronouncement.  In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

Evermore Global Advisors, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2013, the Fund incurred $432,117 in advisory fees.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2014, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary course of the Fund’s business, do not:

	Share Class
Fund	A	I
Global Value Fund	1.60%	1.35%

For the six months ended June 30, 2013 the Adviser waived $88,822 in fees for the Fund.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At June 30, 2013, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $372,430.  The Adviser may capture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
December 31, 2013	$283,608
December 31, 2014	$ 88,822

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2014.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended June 30, 2013, the Fund incurred administration fees of $25,785.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.  For the six months ended June 30, 2013, the Fund incurred distribution fees of $21,193.  Class C shares did not incur distribution fees for the six months ended June 30, 2013.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $31,869,079 and $32,971,198, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six month ended June 30, 2013.

The cost basis of investments for federal income tax purposes at June 30, 2012 was as follows:

Cost of investments	$83,216,274
Gross tax unrealized appreciation	14,640,244
Gross tax unrealized depreciation	(11,800,792)
Net tax unrealized appreciation	$2,839,452

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2013 and for the year ended December 31, 2012 for the Fund were as follows:

	June 30, 2013	December 31, 2012
Distributions paid from:
Ordinary income	$—	$2,322,437
Return of capital	—	341,737
Total distributions	$—	$2,664,174

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2013 (Unaudited), Continued

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized depreciation	$(5,201,702)
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	(4,843,409)
Total accumulated gains/losses	$(9,865,111)

NOTE 6 – FORWARD CURRENCY CONTRACTS

As of June 30, 2013, the Fund had the following forward currency contracts outstanding with Morgan Stanley:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
Euro	4,800,000	9/12/13	U.S. Dollars	6,285,168	$6,250,068	$(35,100)
Norwegian
Krone	3,300,000	9/12/13	U.S. Dollars	559,061	541,764	(17,297)
U.S. Dollars	35,442,824	9/12/13	Euro	27,087,600	35,270,695	172,129
U.S. Dollars	5,840,025	9/12/13	British Pound	3,814,500	5,798,708	41,317
U.S. Dollars	3,704,665	9/12/13	Japanese Yen	370,000,000	3,731,933	(27,268)
U.S. Dollars	4,657,424	9/12/13	Norwegian Krone	27,381,000	4,495,164	162,261
U.S. Dollars	1,131,497	9/12/13	Singapore Dollar	1,419,000	1,119,689	11,807
Net Value of Outstanding
Forward Currency Contracts					$57,208,021	$307,849

The above derivatives are closed-out on a net basis pursuant to an arrangement between the Fund and the counterparty.

Evermore Global Value Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

 ● •    Information we receive about you on applications or other forms;

 ●•    Information you give us orally; and

 ●•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class I	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit Avenue Summit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*                    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     8/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date     8/28/13

By (Signature and Title)*                   /s/ Salvatore Di Franco
Salvatore DiFranco, Chief Financial Officer

Date     8/28/13

* Print the name and title of each signing officer under his or her signature.